[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
Execution Version

CONTRACT MANUFACTURING AGREEMENT
This Contract Manufacturing Agreement is made by and between (1) Fresenius Kabi Austria GmbH, having its registered office at Hafnerstrasse 36, A-8055 Graz, Austria (“FRESENIUS”) and (2) AMAG Pharmaceuticals, Inc., a Delaware corporation having an office at 1100 Winter Street, Waltham, MA 02451, U.S.A. (“COMPANY”), effective as of September 1, 2018 (the “Effective Date”).
Recitals

(A)	WHEREAS, COMPANY holds or is seeking the marketing authorisation of the Product (as defined herein).

(B)	WHEREAS, COMPANY desires to engage FRESENIUS for the manufacture and supply of the Product which is intended for commercial use.

(C)	WHEREAS, FRESENIUS desires to manufacture such Product and supply it to COMPANY.

(D)
WHEREAS, the Parties have agreed to enter into this Agreement to set forth the terms and conditions on which the manufacture and supply of any particular Product under a Product Schedule (as defined herein) will be carried out.

NOW, THEREFORE, the Parties hereto agree as follows:

1.	Definitions

1.1
“Affiliate” shall mean any company, corporation, partnership, joint venture and/or firm which, directly or indirectly, controls or is controlled by or is under common control with a Party. As used in the definition of “Affiliate”, “control” means (a) in the case of corporate entities, direct or indirect ownership of more than fifty percent (50%) of the stock or shares having the right to vote for the election of directors (or such lesser percentage that is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction), and (b) in the case of non-corporate entities, the direct or indirect power to manage, direct or cause the direction of the management and policies of the non-corporate entity or the power to elect more than fifty percent (50%) of the members of the governing body of such non-corporate entity.

1.2
“Agreement” means this Contract Manufacturing Agreement, together with all Appendices attached hereto, as amended from time to time by the Parties in accordance with Section 26.1, and all fully signed Product Schedules.

1.3	[***].

1.4
"Applicable Laws" means the applicable laws, statutes, rules, codes, regulations, orders, judgments and/or ordinances of any Authority related to granting approvals for, or the performance of Services under this Agreement, and/or registration, approval, and/or use of Product in Austria, the European Union, and the United States, as may be in effect from time to time or as any of the same may be amended from time to time, including GMP.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.5
“Authority” means any government regulatory authority responsible for granting approvals for the performance of Services under this Agreement or for issuing regulations pertaining to the Manufacture and/or use of Product in the intended country of use, including the FDA.

1.6	“Average Yield” has the meaning set forth in Part C.7 of the applicable Product Schedule.

1.7
"Background Intellectual Property" means any and all Intellectual Property of a Party, which, as demonstrated by admissible evidence, (i) already existed as of the Effective Date of this Agreement or (ii) was developed or obtained by or on behalf of such Party independent of this Agreement, and without reliance upon the Confidential Information of the other Party.

1.8
“Batch” means a specific quantity of Product that is produced during one instance of Manufacture in accordance with the instructions in the applicable MBR, and which Batch of Product is intended to satisfy Specifications.

1.9	“Batch Documentation” has the meaning set forth in Section 16.2.

1.10
“Business Day” means a day other than Saturday or Sunday or a day that is not a public holiday in the jurisdiction in which COMPANY and/or FRESENIUS are located or a day that is not in the shutdown times at FRESENIUS which COMPANY has been notified of at least [***] in advance of such shutdown.

1.11	“Certificate of Analysis” means a document signed by an authorized representative of FRESENIUS, describing Specifications for the Product, and the results of testing of the Batch.

1.12
“Certificate of Conformity” means a document signed by an authorized representative of FRESENIUS, certifying that a particular Batch was Manufactured in accordance with GMP, this Agreement, and all other requirements of the applicable Quality Agreement.

1.13
“Change Of Control” means any transaction or series of related transactions involving: (i) the sale, lease, or transfer of all or substantially all of the assets of the COMPANY to any third party; (ii) any merger or consolidation of the COMPANY into or with another person or entity that is a third party (other than a merger or consolidation effected exclusively to change the COMPANY’s domicile or solely for internal restructuring purposes), or any other corporate reorganization, in each case following which the COMPANY is not the surviving or successor entity and the stockholders of the COMPANY in their capacity as such immediately prior to such merger, consolidation or reorganization, own less than a majority of the surviving or successor entity’s outstanding voting power; or (iii) any sale or other transfer by the stockholders of the COMPANY of shares representing at least a majority of the COMPANY’s then-total outstanding combined voting power. As used in this definition of “Change Of Control”, “third party” means an entity other than an Affiliate of COMPANY.

1.14	“Change Order” has the meaning in Section 8.

1.15
“Confidential Information” means any and all non-public information (a) furnished or disclosed by or on behalf of one Party (“Disclosing Party”) to the other Party (“Receiving Party”) or (b) developed by a Party via the use of Confidential Information under this Agreement or generated in the performance of this Agreement, in either case whether marked “confidential” or not, whether in oral, visual, electronic, written or any other form

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

including, but not limited to, financial data, trade secrets, know-how, forecasts, marketing plans, strategies, inventions, ideas, formulas, processes, test data, procedures, formulations and specifications, and all of those portions of notes, compilations, summaries, memoranda or other documents prepared by the Receiving Party which contain, reflect or are otherwise derived from the before mentioned information as well as any copies thereof and of the before mentioned information.

1.16	“Effective Date” has the meaning set forth above.

1.17
“Facility” means the facility(ies) of FRESENIUS identified in the applicable Product Schedule and any additional facilities to be used for Manufacture of Product as identified in the applicable Quality Agreement.

1.18	"FDA" means the United States Food and Drug Administration and any successor agency thereto.

1.19	[***].

1.20	“Fixed Price Term” means the term for which the Price specified in the relevant Product Schedule will remain fixed, as specified in Part C.3 of the relevant Product Schedule.

1.21	“Force Majeure” has the meaning in Section 25.

1.22	“Forecast” has the meaning set forth in Section 5.1.

1.23
"GMP" means current good manufacturing practices, rules, regulations and guidelines specified in applicable European Union and Pharmaceutical Inspection Convention and Co-Operating Scheme (PIC/S) directives (and the corresponding national laws and regulations), in the United States Code of Federal Regulations, and in any other applicable laws, rules and regulations and guidelines.

1.24
"Intellectual Property" means all know-how, copyrights, trademarks, patents, trade secrets, designs, information, documentation, drawings, methods, techniques, data, regulatory submissions, specifications, and other intellectual property of any kind (whether or not protected under patent, trademark, copyright or similar jaws).

1.25	“Invoice Currency” means the currency in which each Product will be invoiced and paid, as specified in Part C.2 of the relevant Product Schedule.

1.26	“Loss(es)” shall mean any and all liabilities, costs, damages and expenses, including [***].

1.27
“Manufacturing Activities”, “Manufacture”, “Manufactured”, or “Manufacturing” means any steps, processes and activities necessary for production by FRESENIUS of Product including the manufacturing, processing, packaging, labelling, quality control testing, stability testing, release, storage or supply of Product as required by the applicable Product Schedule, this Agreement, the MBR, and the applicable Quality Agreement.

1.28	“Manufacturing Process” means any and all procedures and activities (or any step in any procedure or activity) (a) planned to be used by FRESENIUS to Manufacture Product, as

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

evidenced in the MBR or (b) actually used by FRESENIUS, as evidenced in the Batch Documentation the particular Batch.

1.29
“MBR” means the version-controlled complete detailed instructions agreed to in writing by the Parties for the Manufacturing Process to be used to Manufacture a Batch of the applicable Product, which may be modified or changed only in accordance with the applicable Quality Agreement.

1.30	“Minimum Order Quantities” means the minimum quantity of primary packaging materials that a Designated Supplier (as defined in Section 14.1) will sell per order.

1.31	“Parties” means FRESENIUS and COMPANY. “Party” shall mean either FRESENIUS or COMPANY as the context indicates.

1.32	“Price” means, with respect to the Product, the amount payable for such Product as specified in Part C.1 of the relevant Product Schedule, subject to adjustment as set forth in such Product Schedule.

1.33
“Product(s)” means, with respect to a Product Schedule, the final form of the product including if applicable Supplied Materials, to be supplied pursuant to and as detailed in Part A of such Product Schedule.

1.34	“Product Schedule” means a schedule for supply of Product that is executed and delivered by the Parties in accordance with Section 4.

1.35	“Product Schedule Effective Date” means, with respect to each Product Schedule, the date on which such Product Schedule becomes effective, as set forth in such Product Schedule.

1.36
“Purchase Order” means a binding order issued by COMPANY pursuant to this Agreement substantially in the form identified in Exhibit 2 for such quantities of a Product as COMPANY desires to purchase from FRESENIUS in accordance with the terms of this Agreement stating, amongst others, purchase order number, COMPANY product code, COMPANY product name, quantities, Prices, desired delivery date and address.

1.37
“Quality Agreement” means a quality agreement(s) entered into by the Parties, as it may be amended from time to time by the Parties in accordance with its terms, containing quality assurance responsibilities for Product.

1.38	“Records” have the meaning set forth in Section 9.1.

1.39	“Services” means the services to be performed by FRESENIUS under this Agreement.

1.40
“Specification(s)” means (a) with respect to each Product Schedule, the specifications for such Product, as specified in Part A of such Product Schedule and/or the applicable Quality Agreement as the same may be updated from time to time in accordance with this Agreement and the respective Quality Agreement.

1.41	“Supplied Materials” has the meaning set forth in Section 15.1.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.42	“Territory” means all countries or regions in which a commercial sale of the applicable Product is intended to take place as listed in Part A.3 of the relevant Product Schedule.

2.	General.

2.1
Performance of Services. FRESENIUS will perform Services in accordance with this Agreement, the applicable Quality Agreement, the applicable Product Schedule and all Applicable Laws, including GMP. FRESENIUS will perform all Services at the Facility, provide all staff and equipment necessary to perform the Services in accordance with this Agreement, and hold at such Facility all equipment, Supplied Materials and other items used in the Services. FRESENIUS will supply, in accordance with the relevant approved raw material specifications as identified in the applicable Quality Agreement, all materials to be used by FRESENIUS in the performance of Services other than the Supplied Materials.

2.2
Facility Requirements. FRESENIUS will not change the location of such Facility or use any additional facility for the performance of Services under this Agreement without prior written notice to, and prior written consent from, COMPANY. FRESENIUS will maintain, at its own expense, the Facility and all equipment required for the Manufacture of Product in a state of repair and operating efficiency consistent with the requirements of GMP and all Applicable Laws, and FRESENIUS Standard Operating Procedures (“SOPs”). FRESENIUS will notify COMPANY of any proposed changes to the Facility, its utilities, layout or other matters that may impact the Product in accordance with the requirements of the applicable Quality Agreement.

2.3
Validation. FRESENIUS will be responsible for performing all validation of the Facility, equipment and cleaning and maintenance processes employed in the Manufacturing Process as set forth in the Quality Agreement and if not identified therein in accordance with GMP, FRESENIUS’ SOPs, and Applicable Laws.

2.4
Changes to Laws. If there are any material changes in GMP or Applicable Laws enacted after the execution of a Product Schedule that impact the Manufacture of such Product, and such changes are specific to the Product and not of general requirement for contract manufacturing services and [***], then FRESENIUS will promptly provide written notice to COMPANY documenting such change and [***], and the Parties shall in good faith discuss and negotiate ways to continue the Manufacture of Product overcoming [***] and the possibility of a Change Order. In the event the Parties are unable to reach a mutually agreeable arrangement within [***], FRESENIUS may terminate this Agreement by providing COMPANY with written notice of its intent to terminate, with a notice period of [***], beginning with the date such notice is delivered to COMPANY.

2.5
Subcontracting. FRESENIUS may not subcontract with any third party or any Affiliate of FRESENIUS, to perform any of its obligations under this Agreement without the prior written consent of COMPANY. Such consent shall be deemed given for such third party performing certain Services if such subcontractor is specified in the applicable Quality Agreement as providing such Services. FRESENIUS will be solely responsible for the performance of any permitted subcontractor, and liability arising out of such performance as if such performance had been provided by FRESENIUS itself under this Agreement. FRESENIUS will cause any such permitted subcontractor to be bound by, and to comply with, the terms of this

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Agreement, as applicable, including all confidentiality, quality assurance, regulatory and other obligations and requirements of, FRESENIUS set forth in this Agreement.

2.6
Duty to Notify. FRESENIUS will promptly notify COMPANY if, at any time during the term of this Agreement, FRESENIUS has reason to believe that it will be unable to perform or complete the Services in a timely manner. Compliance by FRESENIUS with this Section will not relieve FRESENIUS of any other obligation or liability under this Agreement.

2.7
Ownership of Materials. COMPANY will at all times retain title to and ownership of the Supplied Materials, Product, any intermediates and components of Supplied Materials or Product, and any work in process at each and every stage of the Manufacturing Process, with the exception of packaging material and other materials which are procured by FRESENIUS. Title to and ownership of the FRESENIUS procured materials will be transferred to COMPANY upon delivery of Product to COMPANY. FRESENIUS will provide within the Facility an area or areas where such materials and any work in process are segregated and stored in accordance with the Specifications and GMP, and in such a way as to be able at all times to clearly distinguish such materials from products and materials belonging to FRESENIUS, or held by it for any other party’s account. FRESENIUS will ensure that Supplied Materials, Product, any intermediates and components of any Supplied Materials or Product, and any work in process are free and clear of any liens or encumbrances. FRESENIUS will protect such materials from loss, damage and theft at all stages of the Manufacturing Process, and immediately notifies COMPANY if at any time it believes any such materials have been damaged, lost or stolen.

3.	Engagement of FRESENIUS.

3.1
Manufacture of Product. FRESENIUS will Manufacture and sell Product to COMPANY in accordance with the terms of this Agreement and upon terms consistent with any confirmed Purchase Order pursuant to Section 6.2.

4.	Product Schedules.

4.1
The Parties shall enter into a Product Schedule (substantially in the form of Exhibit 1) for each Product that is or may be the subject of a marketing authorization of an Authority that is to be manufactured and supplied subject to the terms and conditions of this Agreement.

4.2	Any number of Product Schedules may be executed pursuant to this Agreement. Each Product Schedule will govern the supply of the Product set forth therein.

4.3	Each Product Schedule will operate for the term specified in that Product Schedule unless earlier terminated in accordance with Section 23 of this Agreement.

5.	Forecasting; Minimum purchase quantity; Delivery.

5.1
For every Product Schedule, [***] when such Product Schedule remains in effect, COMPANY shall submit to FRESENIUS a rolling forecast covering each product code set forth in such Product Schedule for COMPANY’s good faith estimate of the quantity of the relevant Product it expects to order from FRESENIUS pursuant to such Product Schedule for the time period of the following [***], broken down on a [***] basis, (each such estimate, a “Forecast”). The first [***] of each Forecast shall be binding to COMPANY (the “Binding

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Forecast”). The Binding Forecasts can only be changed with FRESENIUS written consent. The following [***] after the Binding Forecast period shall be semi-binding on COMPANY, meaning COMPANY may order [***] of the forecasted quantity of Product in such portion of the Forecast (the “Semi-Binding Forecast”) without FRESENIUS’ prior written consent. The subsequent [***] of each Forecast are estimations and shall be used by FRESENIUS for planning purposes only.

5.2	In addition, COMPANY shall submit to FRESENIUS [***] for every Product Schedule in effect a non-binding to [***] Forecast for planning purposes only.

5.3
Primary packaging materials (as described in the applicable Quality Agreement) used to manufacture the Products can be purchased by FRESENIUS based on [***] rolling forecast figures pursuant to Section 5.1. [***] shall bear all costs of such materials if they expire, including reasonable scrapping costs of the materials if primary packaging materials in stock expire during the term of this Agreement due to [***]. For the avoidance of doubt, any Minimum Order Quantities shall be specified in the applicable Product Schedule. FRESENIUS is responsible for maintaining a sufficient inventory of materials in order to meet its obligations under this Agreement, including the Forecasts, and such materials will be used in a first-expiry, first out (FEFO) basis.

5.4
Concerning Product under the Semi-Binding Forecast and Binding Forecasts: if the quantity of Product ordered by COMPANY pursuant to Purchase Orders submitted to FRESENIUS is (a) less than the quantity forecasted in the Binding Forecast for such period, or (b) less than [***] of the quantity forecasted in the Semi-Binding Forecast for such period, then COMPANY shall pay FRESENIUS the compensation specified in Part C.6 of the relevant Product Schedule for such shortfall. For avoidance of doubt, if (x) as set forth in Section 5.1, FRESENIUS provides its written consent to a change in the Binding Forecast, or (y) FRESENIUS is unable to supply the quantity of Product under any Purchase Order that is consistent with the Binding Forecast, FRESENIUS shall not be entitled to such compensation, unless agreed to by COMPANY in a signed writing.

5.5
Subject to Section 2.6, based on the analysis of Forecasts it receives from COMPANY, FRESENIUS undertakes to inform COMPANY within [***] of receipt of the Forecast of any significant unavailability of capacity it might face in fulfilling COMPANY’s needs.

5.6
COMPANY guarantees to purchase and pay a minimum purchase quantity of Product as stated in the relevant Product Schedule under Part B.5. If COMPANY does not purchase the minimum purchase quantity, FRESENIUS is entitled to compensation as defined in Part B.5 to the relevant Product Schedule.

5.7	The delivery terms for Product are specified in Part B.1 of the relevant Product Schedule.

5.8	The packaging and labelling requirements are specified in Part B.3 of the relevant Product Schedule.

5.9
Notwithstanding any terms and conditions in a Product Schedule or this Agreement that obligate COMPANY to purchase a minimum quantity of Product, and pay compensation to FRESENIUS for a failure to purchase such quantities, such purchase obligations and compensation that would otherwise be due from COMPANY will be reduced [***] for Product

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

quantities affected by the events set forth in Sections 5.9(a)-(e) below, if COMPANY cannot fulfil its minimum purchase quantity obligations [***] due to:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***].

6.	Orders.

6.1
COMPANY shall submit to FRESENIUS Purchase Orders for its planned requirements of Product under each Product Schedule not less than [***] prior to the required delivery date of the Product. Each Purchase Order shall detail COMPANY’s purchase order number, FRESENIUS’ product codes, and FRESENIUS product names for the Product, as specified in the applicable Product Schedule, as well as the delivery date and required quantities per delivery date. Each Purchase Order shall also include the shipping and invoice address of COMPANY.

6.2
All Purchase Orders shall be in writing and be transmitted by facsimile or by email. Each Purchase Order submitted to FRESENIUS by COMPANY that conforms to the requirements of this Agreement, the applicable Product Schedule, and the applicable Forecast shall be confirmed [***] in writing by FRESENIUS at the latest [***] after receipt of each such Purchase Order; provided, that, (i) Purchase Orders are for Product within the Binding Forecast and (ii) FRESENIUS [***] shall act in good faith and use [***] to accept and fulfil any other Purchase Order that is consistent with the Forecast except if FRESENIUS has notified COMPANY of (a) its inability to supply the quantity of Product under Purchase Orders consistent with the Binding Forecast in accordance with Section 5.5 or 25, or (b) an uncured material breach by COMPANY. Each Purchase Order issued by COMPANY pursuant to this Agreement will be subject to the terms of this Agreement and will be incorporated herein and form part of this Agreement.

6.3
Confirmed Purchase Orders can only be changed by a mutual written agreement of both Parties. Unless otherwise agreed by the Parties, each Purchase Order shall specify one delivery date for all Batches ordered thereunder. Notwithstanding the foregoing, delivered quantities of Product [***] consistent with the Average Yield set forth in Part C.7 of the applicable Product Schedule. In this event, [***] only the quantities of Product delivered by FRESENIUS to COMPANY are payable by COMPANY.

6.4
Product ordered pursuant to confirmed Purchase Orders will be delivered [***] unless otherwise mutually agreed by the Parties in writing, Product shall be delivered at the latest within [***] of the delivery date specified by COMPANY in any Purchase Order that is consistent with the Forecast and Section 6.1.

7.	Quality.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

7.1	The Product shall satisfy the Specifications. The Parties shall comply with the provisions and requirements of the relevant Quality Agreement.

7.2	Each Party shall maintain governmental permits, licenses and approvals enabling such Party to perform its obligations under this Agreement.

7.3
FRESENIUS shall maintain, at its own expense, governmental permits and licenses for the Facility enabling it to perform its obligations under this Agreement. At COMPANY’s request, FRESENIUS will provide COMPANY with copies of all such permits and licenses, COMPANY will have the right to use any and all information contained in such governmental permits and licenses, in connection with regulatory approval of Product.

7.4
Further quality relevant issues and the allocation of the responsibilities are listed in the applicable Quality Agreement. The Parties shall comply with the provisions of the applicable Quality Agreement. If there are any direct conflicts between the terms of the applicable Quality Agreement and this Agreement, the provisions in this Agreement shall govern, except that if there is a conflict between this Agreement and the applicable Quality Agreement related to quality matters, the Quality Agreement will prevail.

8
Unless and until otherwise agreed by the Parties by entering into a new or additional Quality Agreement or otherwise amending the Quality Agreement, the Quality Agreement for Product that is supplied under a Product Schedule will apply to all Products delivered by FRESENIUS to COMPANY under all Product Schedules. If changes to the Specifications or the Quality Agreement are necessary and such changes would materially increase or reduce the costs for FRESENIUS, as documented and reasonably demonstrated to COMPANY, the Parties shall negotiate in good faith a Change Order to modify the Price of the effected Product as well as the fees payable. Changes, Manufacturing Process and Specifications.

8.1
Changes. If a required modification to this Agreement, or a Product Schedule, or the Quality Agreement is identified by a Party including as a result of a change in GMP as described in Section 2.4, the identifying Party will notify the other Party in writing as soon as reasonably possible, and FRESENIUS will provide COMPANY with a change order (“Change Order”) containing a description of the required modifications and their effect on the scope, fees, costs and timelines of this Agreement, or Product Schedule or Quality Agreement, as applicable, and will use reasonable efforts to do so within [***] of receiving or providing such notice, as the case may be. No Change Order will be effective unless and until it has been signed by authorized representatives of both Parties.

8.2
Process/Specifications Changes. No change or modification to the Manufacturing Process or Specifications for any Product will be made by FRESENIUS unless approved in advance in writing signed by COMPANY and made in accordance with the change control provisions of the applicable Quality Agreement.

9.	Record and Sample Retention.

9.1
Records. FRESENIUS will keep complete and accurate records of Batch Documentation of Product and/or other documents related to the Manufacturing Process of Product as required by Applicable Laws, the applicable Quality Agreement, and this Agreement (collectively, the “Records”). All Records will be the property of COMPANY and, except as

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

required by Applicable Laws or to meet its obligations under this Agreement, will not be transferred, delivered or otherwise provided to any party other than COMPANY, without the prior written approval of COMPANY. FRESENIUS will retain Records in accordance with the FRESENIUS SOPs for records retention, the Quality Agreement, and Applicable Laws. COMPANY may require FRESENIUS to provide such Records after the retention period ends. In such case, COMPANY shall inform FRESENIUS in writing at least [***] prior to end of the respective retention period. FRESENIUS shall make the Records available to COMPANY for inspection or copying upon COMPANY’s reasonable request or during audits by COMPANY. For the avoidance of doubt, nothing in this Section 9.1 is intended to alter or affect the parties’ respective rights pursuant to Section 20.2(b) below.

9.2	Samples.

(a)
Retained Samples. FRESENIUS will take and retain, for such period and in such quantities as required by GMP and the applicable Quality Agreement, samples of Product Manufactured under this Agreement (“Retained Samples”).

(b)
Other Samples. From time to time, COMPANY may request from FRESENIUS, and FRESENIUS shall provide to COMPANY or its designee, samples of Product (other than any Retained Samples that FRESENIUS is required to retain pursuant to GMP) in accordance with the applicable Quality Agreement, Section 16.4, or as otherwise reasonably required by COMPANY. Upon COMPANY’s written request, FRESENIUS will provide such samples to COMPANY or its designee in accordance with the applicable Quality Agreement, or if such samples are for a purpose other than as contemplated under the applicable Quality Agreement (such samples, “Other Samples”), FRESENIUS shall provide such Other Samples to COMPANY or its designee in accordance with COMPANY’s reasonable written instructions according to Prices per unit defined in the relevant Product Schedule plus additional out of pocket costs.

10.	Regulatory Matters.

10.1	Regulatory Inspections.

(a)
FRESENIUS will inform COMPANY of any unannounced Regulatory Authority inspections that involve the Products within [***]. FRESENIUS will inform COMPANY of any scheduled Authority inspections that involve the Products within [***] of the notification to FRESENIUS of such an inspection. FRESENIUS will permit a representative from COMPANY to be present at the Facility for a pre-approval inspection or any subsequent inspection that directly involves Product. COMPANY personnel will participate in the inspection related to COMPANY’s Products if it so chooses or at the request of the regulatory agency.

(b)
FRESENIUS will inform COMPANY within [***] of any Authority critical or major findings (i.e. Form 483's, warning letters or such other similar correspondence) that have an impact on the manufacture of the Product. Copies of Authority audit findings and responses will be provided to COMPANY; proprietary information may be redacted unless such information directly relates to COMPANY’s products.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(c)
COMPANY will maintain reports of any inspection carried out by regulatory authorities at COMPANY’s facilities that are directly related to the Product with details of any major, minor, or adverse comments. For inspections that are specifically related to the manufacture of Product(s) at the Facility, COMPANY will notify FRESENIUS within [***] of the initiation of such inspection and provide updates at regular intervals during such inspection. COMPANY shall make any response to Authorities with respect to such inspections if needed within [***]. Copies of the regulatory agency findings and the site responses specifically relating to the manufacture of Product at the Facility are to be sent to FRESENIUS, redacted if applicable, or confirm absence of observations and/or responses.

10.2
Inspections/Audits by COMPANY. FRESENIUS will permit COMPANY and/or its representatives to perform audits to inspect the Facility including the Records and the holding facilities for Supplied Materials in an interval, duration, and notice period as defined in the applicable Quality Agreement to ensure compliance with the terms of this Agreement, and (b) for cause with the notice period defined in the applicable Quality Agreement, in each case [***], and as may be further defined in the applicable Quality Agreement. For all other audits by COMPANY or its representatives, such additional audit must be agreed to by the Parties including, [***].

10.3
Waste Disposal. The generation, collection, storage, handling, transportation, movement and release of hazardous materials and waste generated in connection with the Services will be the responsibility of FRESENIUS at FRESENIUS’ sole cost and expense except for reasonable costs associated with such activities for hazardous materials that expire (a) due to changes in the [***] rolling Forecast provided by COMPANY provided such changes or hazardous material expiration are unrelated to FRESENIUS acts or omissions, or (b) due to COMPANY’s omissions. Without limiting other applicable requirements, FRESENIUS will prepare, execute and maintain, as the generator of waste, all licenses, registrations, approvals, authorizations, notices, shipping documents and waste manifests required under Applicable Laws.

10.4
Safety Procedures. FRESENIUS will be solely responsible for implementing and maintaining health and safety procedures for the performance of Services and for the handling of any materials or hazardous waste used in or generated by the Services. FRESENIUS, in consultation with COMPANY, will develop safety and handling procedures for Product; provided, however, that COMPANY will have no responsibility for FRESENIUS’ health and safety program.

11.	Price.

11.1	The Price of each Product is [***]. The Price is payable in the applicable Invoice Currency. Price for Product is indicated in the respective Product Schedule. [***].

11.2
The Price for Product and the period for which it will be valid, and the conditions under which such Price will be reviewed, except as set forth below, are laid out in the relevant Product Schedule. [***].

11.3	[***].

11.4	[***]:

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a)	[***].

b)	[***].

c)	[***].

d)	[***].

Index	Internet link
[***]	[***]

11.5
If COMPANY requests specific quality and regulatory activities [***] not defined in the applicable Quality Agreement or that are specifically identified in the applicable Product Schedule as excluded from the Price for such Product, such activities, and the fees associated with such additional activities must be expressly authorized to be performed by COMPANY in writing. [***].

12.	Invoicing and Payment.

12.1
All amounts due under this Agreement will be invoiced by FRESENIUS in accordance with this Agreement and the applicable Product Schedule. FRESENIUS shall issue an invoice to COMPANY for the applicable Price for all Products delivered to COMPANY hereunder pursuant to a Product Schedule [***]. Each duly issued invoice shall contain a reference to the Purchase Order number of COMPANY and shall state FRESENIUS’ registered VAT number.

12.2
COMPANY shall pay all invoices in full within [***] from the date of receipt of the relevant invoice to the payee set forth in the applicable Product Schedule, unless such invoice is the subject of a good faith dispute in which case COMPANY will promptly advise FRESENIUS of the dispute and the Parties will cooperate with each other to timely resolve such dispute.

13.	Shipping and Delivery.
Delivery terms of Product are defined in the respective Product Schedule. FRESENIUS will not make Product available to COMPANY’s carrier until FRESENIUS has received written instructions from COMPANY to do so. FRESENIUS will ensure that each Batch will be delivered to COMPANY or COMPANY’s designee in accordance with the instructions for shipping and packaging specified by COMPANY in the applicable Product Schedule or otherwise agreed in writing.

14.	Designated Suppliers.

14.1
The Parties may agree that FRESENIUS will only order certain or all raw material or packaging, which are needed to manufacture the Product, from certain suppliers pre-approved in writing by COMPANY (“Designated Suppliers”). If the Parties agree on Designated Suppliers, these Designated Suppliers will be listed in the relevant Annex of

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the applicable Quality Agreement. For the avoidance of doubt, the term “Designated Suppliers” does not include suppliers of Supplied Materials (as defined in Section 15.1 below).

14.2
COMPANY is responsible for auditing and qualification of Designated Suppliers if expressly agreed to in writing by COMPANY. If a Designated Supplier does not deliver in the quality or time demanded by FRESENIUS or if its deliveries suffer shortfalls, damages or defects, COMPANY and FRESENIUS will negotiate further actions and shall [***] to overcome and resolve [***] such shortfalls, damages and defects. [***].

15.	Supplied Materials.

15.1
The Parties may agree that COMPANY supplies certain or all raw materials or packaging, which are needed to manufacture the Product, to FRESENIUS (“Supplied Materials”). If the Parties agree on this, the Supplied Materials will be listed and specified in the relevant Annex of the applicable Quality Agreement and/or the applicable Product Schedule.

15.2
COMPANY will provide Supplied Materials (as specified in the applicable Product Schedule or as specified in the relevant Annex of the applicable Quality Agreement), unless otherwise mutually agreed in writing by the Parties, [***], to the FRESENIUS manufacturing site for the Product, in such quantities and quality of the Supplied Materials as are required to enable FRESENIUS to manufacture and deliver the quantities and quality of Products ordered. FRESENIUS agrees (a) to use the Supplied Materials exclusively for the manufacturing of the Products under this Agreement, (b) to account for all Supplied Materials, (c) not to provide Supplied Materials to any third party without the express prior written consent of COMPANY, and (d) [***], to destroy or return to COMPANY all unused quantities of Supplied Materials according to COMPANY’s written directions.

15.3
If any Supplied Materials negatively deviate from the quality agreed to in writing by the Parties in the applicable Quality Agreement for such Supplied Materials or if the deliveries of Supplied Materials suffer shortfalls, damages, delays or defects not caused by FRESENIUS actions or inactions, FRESENIUS shall immediately notify COMPANY, and COMPANY shall promptly supply FRESENIUS with conforming Supplied Materials. Should COMPANY not be able to timely meet the requirements for Supplied Materials through no fault of FRESENIUS and therefore the Manufacturing is stopped, delayed, frustrated or otherwise blocked, the Parties will discuss in good faith the impact and how to deal with this situation and possible losses. [***].

15.4
Replacement: In the event of any loss or damage of any Supplied Materials delivered hereunder and needed for Manufacture of a Batch of Product, COMPANY shall replace and provide FRESENIUS with Supplied Materials according to the terms set forth in Section 15.2, [***]. The Supplied Material reimbursement costs will be as set forth in the applicable Product Schedule.

16.	Testing and Acceptance of Product.

16.1
Testing by FRESENIUS. The Product will be Manufactured in accordance with the Manufacturing Process approved by COMPANY, and with GMP. Each Batch of Product will be sampled and tested by FRESENIUS against the Specifications, and as set forth in the applicable Quality Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

16.2
Provision of Records. If, based upon such tests and documentation review for the Batch, a Batch of Product conforms to the Specifications and was Manufactured according to GMP and the Manufacturing Process, then a Certificate of Analysis and a Certificate of Conformity will be completed and approved by FRESENIUS and delivered to COMPANY, and such Certificate of Analysis and Certificate of Conformity will include any other requirements set forth in the applicable Quality Agreement. This Certificate of Conformity, a Certificate of Analysis, raw data from quality control testing and analysis as defined in the relevant Appendix of the Quality Agreement, and a complete and accurate copy of the Batch records and any other documentation specified in the applicable Quality Agreement (collectively, the “Batch Documentation”) for each Batch of Product will be promptly delivered to COMPANY as an electronic copy. [***].

16.3
Review of Batch Documentation; Acceptance. COMPANY will review the Batch Documentation for each Batch of Product after delivery of the Batch Documentation and may test samples of the Batch of Product against the Specifications [***]. COMPANY will notify FRESENIUS in writing of its acceptance or rejection of such Batch within [***] of date of receipt (as set forth in Section 16.2) of the electronic copy of the complete Batch Documentation relating to such Batch, subject to Section 16.6. During this review period, the Parties agree to respond promptly, to any reasonable inquiry or request for a correction or change by the other Party with respect to such Batch Documentation. COMPANY has no obligation to accept a Batch if such Batch does not comply with the Specifications and/or was not Manufactured in compliance with GMP and/or the Manufacturing Process specified in the MBR for the Batch; [***]. If such notice is not given by COMPANY in the time period specified above, the Product is deemed to be delivered in the right quantities, in compliance with the Specifications, and Manufactured in accordance with GMP and the agreed Manufacturing Process subject to Section 16.6.

16.4
Disputes. In case of any disagreement as to whether Product conforms to the applicable Specifications or was Manufactured in compliance with GMP or the agreed Manufacturing Process, the quality assurance representatives of the parties will work in good faith, which shall include providing such documents and samples as may be reasonably requested by the other Party, to resolve any such disagreement and COMPANY and FRESENIUS will follow their respective SOPs to determine the conformity of the Product to the Specifications, and the Manufacturing Process and GMP. If the foregoing discussions do not resolve the disagreement in a reasonable time [***].

16.5
Product Non-Compliance and Remedies. If [***] a Batch of Product fails to conform to the Specifications subject to Section 16.7 or was not Manufactured in compliance with GMP and the Manufacturing Process [***], then FRESENIUS will, at COMPANY’s sole option, promptly:

(a)
Replace, [***], the Product of a failed Batch by Manufacturing a compliant Batch of Product (i.e., the replacement Batch conforms to the Specifications and was Manufactured in accordance with GMP and the agreed to Manufacturing Process. [***];

or

(b)	[***].

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[***].

16.6
Latent Defects. Notwithstanding anything to the contrary in Section 16.3, the provisions of Section 16.5 and the dispute mechanism in Section 16.4, will apply to any Batch of Product that is a non-conforming Batch as a result of a Latent Defect (defined below) if COMPANY advises FRESENIUS in writing of such Latent Defect within [***] of discovery of such Latent Defect. “Latent Defect” means [***].

16.7
Product Non-Compliance. Notwithstanding Section 16.5, if a Batch of Product fails to conform to the Specifications as a result of COMPANY-provided Supplied Materials that were defective when delivered to FRESENIUS, [***].

16.8	Disposition of Non-Conforming Product. The ultimate disposition of non-conforming Product will be the responsibility of [***].

17.
Insurance. The Parties shall maintain throughout the term of this Agreement and for [***] after effective termination or expiry of the Agreement a commercial liability insurance covering product liability and other consumer injuries arising from the sale of the Products in an amount of at least [***] per occurrence and [***] in the aggregate. At the request of a Party, the other Party shall provide documentation sufficient to show proof of such coverage.

18.	Indemnification; Limitation of Liability.

18.1
COMPANY shall defend, indemnify and hold harmless FRESENIUS and its Affiliates, and its and their respective officers, statutory representatives, directors, and employees, and agents (the “FRESENIUS Indemnitees”) from and against any and all Losses incurred by the FRESENIUS Indemnitees for or in connection with any claims brought by third parties against the FRESENIUS Indemnitees to the extent arising or related to (i) infringement of any third party rights by FRESENIUS from its use of COMPANY Background Intellectual Property [***], in accordance with the terms of this Agreement as determined by a court of competent jurisdiction, (ii) failure of COMPANY to conform with the stipulations under this Agreement or the applicable Quality Agreement, (iii) [***], (iv) breach of this Agreement by COMPANY; or (v) negligence or wilful misconduct of COMPANY Indemnitees.

18.2
FRESENIUS shall defend, indemnify and hold harmless COMPANY and its Affiliates, and its and their respective officers, directors, and employees and agents (the “COMPANY Indemnitees”) from and against any and all Losses incurred by the COMPANY Indemnitees for or in connection with any claims brought by third parties against the COMPANY Indemnitees to the extent arising or related to (i) infringement of any third party rights by COMPANY from its use of FRESENIUS Background Intellectual Property in accordance with the terms of this Agreement, (ii) failure of FRESENIUS to conform with the stipulations under this Agreement or the applicable Quality Agreement due to its negligence, (iii) breach of this Agreement by FRESENIUS; or (iv) negligence or wilful misconduct of FRESENIUS Indemnitees.

18.3
Each Party must notify the other Party within [***] of receipt of any claims made by a third party for which the other Party might be liable under this Section 18. Subject to Section 18.4, the indemnifying Party will have the sole right to defend, negotiate, and settle such third-party claims. The indemnified Party will be entitled to participate in the defense of such matter and to employ counsel at its expense to assist in such defense; provided, however,

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that the indemnifying Party will have final decision-making authority regarding all aspects of the defense of any claim. The Party seeking indemnification will provide the indemnifying Party with such information and assistance as the indemnifying Party may reasonably request, at the expense of the indemnifying Party.

18.4
Settlement. Neither Party will be responsible nor bound by any settlement of any claim nor by any suit made without its prior written consent; provided, however, that the indemnified Party will not unreasonably withhold or delay such consent.

18.5	Limitation of Liability. [***].

18.6	Liability Cap. [***].

19.	Product Recall; Adverse Events.

19.1
Recalls. As between COMPANY and FRESENIUS, COMPANY shall have sole discretion over whether and under what circumstances to require the recall of a Product. COMPANY will inform FRESENIUS promptly of any need or desire for recall of Product and FRESENIUS shall cooperate with and give all reasonable and timely assistance to COMPANY in connection therewith. [***].

19.2
Adverse Events. COMPANY will be solely responsible for adverse event reporting relating to Product (or any product containing or comprised of Product). In the event FRESENIUS receives or becomes aware of any adverse event information which may be related to Product (or any product containing or comprised of Product), FRESENIUS will immediately or as otherwise defined in the Quality Agreement provide COMPANY with all such information in English in the form and by the process required by COMPANY.

20.	Intellectual Property.

20.1
Background Intellectual Property; Licenses. This Agreement does not affect the ownership of a Party’s Background Intellectual Property which remains the property of such Party (or its licensors). FRESENIUS does not acquire a license or any other right to COMPANY’s Background Intellectual Property except for the limited purpose of carrying out its duties and obligations under this Agreement and that such limited, non-exclusive, license will expire upon the completion of such duties and obligations or the termination or expiration of this Agreement, whichever is the first to occur. FRESENIUS hereby grants to COMPANY a non-exclusive, transferable (in conjunction with a permitted assignment under Section 26.7), sublicensable (to Affiliates of COMPANY), royalty-free, license to COMPANY and its Affiliates to use FRESENIUS Background Intellectual Property only to the extent necessary to distribute, offer for sale, sell, import, export, and otherwise dispose of Product, limited to the longer of the time this Agreement is in force or all Product supplied under this Agreement is used.

20.2	Improvements.

(a)
“Improvements” means all discoveries, inventions, developments, modifications, innovations, updates, enhancements, improvements, writings or rights, and other Intellectual Property that are made, discovered, conceived, created, invented, developed, or reduced to practice in the performance of Services under this Agreement.

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(b)
All Improvements that relate solely to [***] will be the sole and exclusive property of FRESENIUS (“FRESENIUS Improvements”). To the extent that FRESENIUS Improvements relay to the Product, FRESENIUS will grant COMPANY and COMPANY hereby accepts a worldwide, perpetual, irrevocable, transferable, sub-licensable royalty-free license to the extent necessary to freely operate regarding those FRESENIUS Improvements. All other Improvements will be the sole and exclusive property of COMPANY (“COMPANY Improvements”). FRESENIUS will have a limited license to use Company Improvements on [***].

(c)
FRESENIUS agrees (i) to promptly disclose all COMPANY Improvements; (ii) that all COMPANY Improvements will be the sole and exclusive property of COMPANY; and (iii) that FRESENIUS will assign and does assign all COMPANY Improvements to COMPANY (or its designee) without additional compensation to FRESENIUS. FRESENIUS will take such steps as COMPANY may reasonably request (at COMPANY’S expense) to vest in COMPANY (or its designee) ownership of the COMPANY Improvements. COMPANY will have the exclusive right and option, but not the obligation, to prepare, file, prosecute, maintain and defend at its sole expense, any patent applications or patents that claim and/or cover the COMPANY Improvements.

(d)
COMPANY agrees (i) to promptly disclose all FRESENIUS Improvements; (ii) that all FRESENIUS Improvements will be the sole and exclusive property of FRESENIUS; and (c) that COMPANY will assign and does assign all FRESENIUS Improvements to FRESENIUS (or its designee) without additional compensation to COMPANY. COMPANY will take such steps as FRESENIUS may reasonably request (at FRESENIUS’ expense) to vest in FRESENIUS (or its designee) ownership of the FRESENIUS Improvements. FRESENIUS will have the exclusive right and option, but not the obligation, to prepare, file, prosecute, maintain and defend at its sole expense, any patent applications or patents that claim and/or cover the FRESENIUS Improvements

21.	Confidentiality.

21.1	The Receiving Party shall

(a)	keep in strict confidence and in safe custody all Confidential Information of the Disclosing Party,

(b)	use the Confidential Information only for the purpose of performing its obligations under this Agreement or the reasonable exercise of rights granted to it under this Agreement,

(c)
not copy or otherwise reproduce any of the Confidential Information except as is reasonably necessary for the purpose of performing its obligations or reasonably exercising rights granted to it under this Agreement, and

(d)	disclose the Confidential Information only to Entitled Persons.

21.2
“Entitled Persons” are only the statutory representatives, members of corporate bodies and employees, contractors, consultants and agents as well as the professional advisors of (a) the Receiving Party and (b) the Receiving Party's Affiliates, in each case with a need

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to know and bound by written obligations of confidentiality and non-use no less restrictive than the terms of this Agreement. The Receiving Party shall (i) limit access to the Confidential Information to a minimum number of persons as necessary for the purpose of performing this Agreement (or exercise of rights granted under it) and (ii) advise all such persons of the confidentiality obligations at the time the Confidential Information is disclosed to them and (iii) procure that they comply with the terms of this Agreement as if they were a receiving party to it. The Receiving Party shall be liable for any non-compliance of such persons with the terms of this Agreement as if the Receiving Party was itself so non-compliant.

21.3	The Receiving Party's obligations under this Agreement shall not apply to Confidential Information which it can demonstrate, by admissible proof:

(a)	was known to the Receiving Party at the date of disclosure of the Confidential Information by the Disclosing Party,

(b)	is after the date of disclosure acquired by the Receiving Party in good faith from an independent third party who is not subject to any obligation of confidentiality in respect of such information,

(c)	was at the time of its disclosure in the public knowledge or has become public knowledge during the term of this Agreement other than through a breach of this Agreement by the Receiving Party, or

(d)	is independently developed by the Receiving Party without access to any of the Confidential Information.

21.4
If Confidential Information of the other Party is required to be disclosed by applicable law, judicial action of court of competent jurisdiction, regulation, the rules or regulations of a recognized stock exchange or listing authority, government department or agency or other regulatory authority, the Receiving Party will prior to any disclosure, promptly notify the Disclosing Party, and cooperate with it in its lawful measures of protection with regard to the Confidential Information prior to the actual disclosure, and any disclosure by the Receiving Party will be only to the extent legally required to make such disclosure.

21.5
Upon the Disclosing Party's written request (which for Confidential Information not needed by the Receiving Party to perform its obligations or exercise its rights) may be made at any time and at the Disclosing Party's sole and exclusive discretion, the Receiving Party shall, to the extent permissible under applicable law, promptly (i) return to the Disclosing Party any Confidential Information provided by or on behalf of the Disclosing Party to the Receiving Party in physical form, including, but not limited to, product samples, and otherwise (ii) destroy the Confidential Information. The Receiving Party shall not be obliged to delete automatically generated computer back-up or archival copies of the Confidential Information generated in the ordinary course of information system procedures, provided that except as expressly provided herein, the Receiving Party shall make no use of such copies and retain such copies under controlled locked files.

21.6	This Section 21 shall survive the effect of termination or expiry of this Agreement for [***] therefrom.

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22.	Non-Exclusivity.

22.1	FRESENIUS undertakes to manufacture and supply the Product non-exclusively to COMPANY.

23.	Term and Termination.

23.1
This Agreement shall become effective as of the Effective Date and unless earlier terminated as permitted by this Agreement, shall remain in full force and effect for a period of [***] from the later of the Effective Date or the completion of all Services under all accepted Purchase Orders issued prior to the [***] of the Effective Date (“Initial Term”). The term of this Agreement shall automatically be extended for subsequent periods of [***] (“Extension Term”) unless terminated by a Party [***] prior to the end of the Initial Term or prior to the end of each Extension Term.

23.2	This Agreement, and any Product Schedule, may be terminated by a Party with written notice to the other Party under the following conditions:

(a)
in the event of a material breach of this Agreement, or a Product Schedule, the non-breaching Party may terminate this Agreement, or the applicable Product Schedule if after [***] written notice from the non-breaching Party specifying the breach the other Party fails to cure such breach within the [***] period;

(b)	if otherwise explicitly stated in this Agreement;

(c)
if the other Party files a petition in bankruptcy or of insolvency, or is adjudicated insolvent, or takes advantage of the insolvency law in any state or country, or makes an assignment for the benefit of creditors, or a receiver, trustee or other court officer is applied for or appointed for its property (which, in the case of any involuntary proceeding or assignments, are not dismissed within [***]);

(d)
by FRESENIUS if COMPANY undergoes a Change Of Control to a FRESENIUS Competitor (defined below). For this purpose, COMPANY shall notify FRESENIUS without undue delay of such Change Of Control and the identity of the then controlling FRESENIUS Competitor. In the event that FRESENIUS elects to exercise its right of termination under this Section 23.2(d), it must notify COMPANY within [***] of receipt of notice from COMPANY and unless a shorter period is agreed to with COMPANY, FRESENIUS will continue to supply COMPANY according to the terms of this Agreement and all its Attachments for [***] following the COMPANY’s receipt of notice of termination from FRESENIUS. [***].

23.3
COMPANY will have the right, in its sole discretion, to terminate this Agreement or any Product Schedule upon written notice if (i) FRESENIUS fails to obtain or maintain any material governmental licenses or approvals required in connection with the Services and FRESENIUS fails to re-instate material governmental licenses or approvals within [***]; or (ii) the FDA or other Authority in the Territory does not approve Product (or any product containing or comprised of Product) for marketing or withdraws marketing approval upon [***] prior written notice to FRESENIUS. If COMPANY has agreed in a pending Product

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Schedule to any minimum purchase quantity of Product, COMPANY shall remain responsible to purchase, prior to the effective date of such termination, [***].

23.4	Effect of Termination.
FRESENIUS will, upon receipt of a termination notice from COMPANY or any other termination of this Agreement by either Party as well as expiration of the Agreement term, promptly cease performance of the applicable Services and will take all reasonable steps to mitigate the out-of-pocket expenses incurred in connection therewith. In particular, FRESENIUS will use its best efforts to: immediately cancel, to the greatest extent possible, any third party obligations; promptly inform COMPANY of any irrevocable commitments made in connection with any pending Services prior to termination; promptly try to return to the vendor for a refund all unused, unopened materials in FRESENIUS’ possession that are related to any pending Services; provided, that COMPANY will have the option, but not the obligation, to take possession of any such materials; promptly inform COMPANY of the cost of any remaining unused, unreturnable materials ordered pursuant to any pending Services, and either deliver such materials to COMPANY (or its designee) or properly dispose of them, as instructed by COMPANY at the expense of COMPANY; and perform only those services and activities mutually agreed upon by COMPANY and FRESENIUS as being necessary or advisable in connection with the close-out of any pending Services.
In case of COMPANY’s termination other than for cause, or FRESENIUS’ termination of the Agreement or this Product Schedule for cause, COMPANY shall pay compensation concerning the Product as follows:

(a)
FRESENIUS’ Price, as specified in Part C.1 of the relevant Product Schedule, as valid at the time of termination for all work in progress on non-ordered Product, including work on intermediates at the date of termination which are within COMPANY’s binding Forecasts (Section 5 of the Agreement) or minimum purchase quantity (Section 5.3 of this Agreement); and

(b)
FRESENIUS’ direct costs for raw materials, intermediates and other materials in stock at the date of termination and purchased for the use in the manufacture of the Product. The compensation under this sub-paragraph (b) is given provided that:

(i) the raw materials, intermediates and other materials are to be used for Product volumes which are within COMPANY’s Forecasts and for a period not exceeding [***];
(ii) the raw materials, intermediates and other materials cannot reasonably be used for other purposes by FRESENIUS; and
(ii) COMPANY is entitled to collect such raw materials, intermediates and other materials for its own use or sale, without additional charge.

23.5
Neither termination nor expiry of this Agreement shall release either Party from fulfilling any obligations which may have been incurred prior to any such termination or expiry. Sections 1, 2.5 (last two sentences), 2.7, 5.3, 6.2 (last sentence only), 7, 9, 10, 12, 13, 15.2 (last sentence) and 15.4, 16 through 21, 23.2(d), 23.4 through 23.7, 24 through 26 shall survive

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expiration or termination of this Agreement, as shall any other provision which due to its nature is intended to survive.

23.6	Every termination of this Agreement requires a written notice by registered mail or other permitted method as set forth in this Agreement.

23.7	This Section 23 applies for the term and termination of any individual Product Schedule as well, as long as the term or the termination is not regulated differently in the Product Schedule.

24.	Representations and Warranties.

24.1	FRESENIUS Representations and Warranties. FRESENIUS represents and warrants to COMPANY that:

(a)
it has the full power and right to enter into this Agreement and that there are no outstanding agreements, assignments, licenses, encumbrances or rights of any kind held by other parties, private or public, that are inconsistent with the provisions of this Agreement;

(b)
the execution and delivery of this Agreement by FRESENIUS has been authorized by all requisite corporate or company action and this Agreement is and will remain a valid and binding obligation of FRESENIUS, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors;

(c)
the Services will be performed with requisite care, skill and diligence, by individuals who are appropriately trained and qualified; and in accordance with Applicable Laws and industry standards, and Services under a Product Schedule will be performed in accordance with all applicable provisions of this Agreement and the Quality Agreement, including the Specifications made known to FRESENIUS in writing prior to execution of such Product Schedule.

(d)
to the best of FRESENIUS’ knowledge, the use of the FRESENIUS Background Intellectual Property of FRESENIUS in the conduct and the provision of the Services will not violate any patent, trade secret or other proprietary or intellectual property rights of any third party and it will promptly notify COMPANY in writing should it become aware of any claims asserting such violation;

(e)
at the time of delivery to COMPANY, the Product Manufactured under this Agreement (i) will have been Manufactured in accordance with GMP and all other Applicable Laws, the Manufacturing Process, the applicable Quality Agreement, and Specifications; (ii) will not be adulterated or misbranded under the FDCA or other Applicable Laws; and (iii) will not have been produced in violation of any applicable provisions of the Austrian labor laws, as amended; and

(f)
FRESENIUS, its Affiliates, approved subcontractors, and each of their respective officers and directors, as applicable, and any person used by FRESENIUS, its Affiliates or approved subcontractors to perform Services under this Agreement: (a) have not been debarred and are not subject to a pending debarment pursuant to section 306 of the United States Food, Drug and Cosmetic Act, 21 U.S.C. § 335a; (b) are not ineligible

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to participate in any federal and/or state healthcare programs or federal procurement or non-procurement programs (as that term is defined in 42 U.S.C. 1320a-7b(f)); (c) are not disqualified by any government or regulatory authorities from performing specific services, and are not subject to a pending disqualification proceeding; and (d) have not been convicted of a criminal offense related to the provision of healthcare items or services and are not subject to any such pending action. FRESENIUS will notify COMPANY immediately if FRESENIUS, its Affiliates, or approved subcontractors, or any person used to perform Services under this Agreement, or any of their respective officers or directors, as applicable, is subject to the foregoing, or if any action, suit, claim, investigation, or proceeding relating to the foregoing is pending, or to the best of FRESENIUS’ knowledge, is threatened.

(g)
FRESENIUS has adhered to, and shall continue to adhere to, the provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended, codified at 15 U.S.C. §§ 78dd-1, et seq. ("FCPA"), and to any other applicable anti-corruption or anti-kickback legislation. Neither FRESENIUS nor any of its or its affiliates employees, directors, officers, subcontractors, consultants, agents, or representatives (collectively, “Representatives”) has engaged or in the future shall engage in any activity that is prohibited by the FCPA, including bribery, kickbacks, payoffs, or other corrupt business practices. FRESENIUS further represents, warrants and covenants that it and its Representatives have not offered, paid, or authorized, and will not offer, pay, or authorize, directly or indirectly, any payment of money or anything of value to a foreign official (as that term is defined by the FCPA) to improperly seek to influence any foreign official or Authority, or foreign government entity decision-making to gain a commercial or other advantage for COMPANY.

24.2	COMPANY Representations and Warranties. COMPANY represents and warrants to FRESENIUS that:

(a)
it has the full power and right to enter into this Agreement and that there are no outstanding agreements, assignments, licenses, encumbrances or rights held by other parties, private or public, that are inconsistent with the provisions of this Agreement;

(b)
the execution and delivery of this Agreement by COMPANY has been authorized by all requisite corporate action and this Agreement is and will remain a valid and binding obligation of COMPANY, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors;

(c)
to the best of COMPANY’s knowledge, the use of the COMPANY Background Intellectual Property in the conduct and the provision of the Services will not violate any patent, trade secret or other proprietary or intellectual property rights of any third party and it will promptly notify FRESENIUS in writing should it become aware of any claims asserting such violation

(d)
to the best of Company’s knowledge, Supplied Materials are, at the time of delivery, free from liens, defects, and in accordance with authorization from all relevant Authorities and with all specifications agreed to by the Parties for the Supplied Materials.

24.3	Disclaimer of Other Representations and Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR

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EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.

25.	Force Majeure.

25.1
Neither Party hereto shall be responsible or liable in any way for failure or delay in carrying out the terms of the Agreement resulting from any cause or circumstance beyond its reasonable control (a “Force Majeure”), including, but not limited to, fire, flood, other natural disasters, war, and civil commotion, provided that the Party so affected shall give prompt notice thereof to the other Party.

25.2
No failure or delay set out in this Section shall terminate this Agreement, and each Party shall complete its obligations hereunder as promptly as reasonably practicable following cessation of the cause or circumstance of such failure or delay, provided, however, that if any of the above force majeure events continue to exist for more than [***] after the date of any notice given with regard thereto, either Party may terminate this Agreement with notice to the other.

26.	Miscellaneous.

26.1
This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the Parties with respect thereto. For avoidance of doubt, nothing in this Agreement changes the Development and Clinical Manufacturing Agreement dated [***], together with any amendments thereto. This Agreement may be amended, including this section, only by an amendment in writing that is signed by an authorized representative of each Party. All Exhibits referred to in this Agreement are intended to be and are hereby specifically incorporated into and made a part of this Agreement. If there is any inconsistency between a Product Schedule or between any other Exhibit on the one hand and this Agreement on the other hand, the terms of this Agreement shall govern.

All Exhibits are listed as follows:
Exhibit 1: Product Schedule(s).
Exhibit 2: Form of Purchase Order

26.2	The general terms and conditions of either of the Parties shall not be applicable even if they are contained in or referred to in any Purchase Order, order confirmation or other correspondence.

26.3
If any provision of this Agreement is determined, by a court with proper jurisdiction, to be invalid, illegal or unenforceable, the remaining provisions of this Agreement, to the extent permitted by law, shall remain in full force and effect. The Parties shall agree on a valid, legal or enforceable provision in lieu of the invalid, illegal or unenforceable provision that reflects the Parties’ intentions at the time of entering into this Agreement. The same shall apply if the Parties have, unintentionally, failed to address a certain matter in this Agreement.

26.4	No failure on the part of any Party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof except with respect to an express written waiver relating

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to a particular matter for a particular period of time signed by an authorized representative of the waiving Party, as applicable.

26.5
All notices hereunder shall be made in writing in the English language to the persons at the addresses set forth below, or such other person or address as may be designated by the respective Party to the other Party in the same manner. All notices must be given by (a) personal delivery, with receipt acknowledged; or (b) prepaid certified or registered mail, return receipt requested; or (c) prepaid recognized next business day or express delivery service. Notices will be effective upon receipt or at a later date stated in the notice.

For FRESENIUS:
[***]

For COMPANY:
AMAG Pharmaceuticals, Inc.
1100 Winter Street
Waltham, MA 02451
U.S.A.
Attn: Vice President of Technical Operations

With a copy to:

AMAG Pharmaceuticals, Inc.
1100 Winter Street
Waltham, MA 02451
U.S.A.
Attn: General Counsel

26.6
Nothing in this Agreement is intended to create an agency relationship, partnership or joint venture between the Parties. The relationship among the Parties is that of independent contractors. Neither COMPANY nor FRESENIUS shall present itself as affiliated with the other Party and nothing herein shall be construed as to grant either Party the right to refer to the other as a business partner or use the other’s trademarks and logos, unless specifically agreed upon in writing. This Agreement does not create an employer-employee relationship between COMPANY on the one hand and FRESENIUS or any employee, subcontractors, Affiliate of FRESENIUS, or any FRESENIUS personnel on the other.

26.7
Neither this Agreement nor any rights or obligations hereunder may be assigned or transferred by either Party, in whole or in part, without the prior written consent of the other Party, except that a Party may assign this Agreement and its rights and obligations hereunder without the consent of the other Party to: (a) an Affiliate of such Party or (b) subject to the provisions in Section 23 regarding a Change of Control, any person or entity that acquires all or a substantial portion of the stock or assets, or line of business which the Product relates to, to such Party. Any purported assignment in violation of the preceding sentence will be void. Any permitted assignee will assume the rights and obligations of its assignor under this Agreement.

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26.8
This Agreement shall be governed by and construed in accordance with the laws of Switzerland without regard to its principles of conflicts of law. The United Nations Convention on Contracts for the International Sale of Goods (CISG) and the 1974 Convention on the Limitation Period in the International Sale of Goods, as amended by that certain Protocol, done at Vienna on April 11, 1980 are excluded and shall not apply to this Agreement, including for clarity, Product Schedules, Purchase Order, or deliveries based hereon or thereon.

26.9	Disputes.

(a)
The Parties will try to settle their differences amicably between themselves. Except for any disputes which are subject to Section 16.4, if any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement, including the performance or alleged non-performance of a Party of its obligations under this Agreement arises between the Parties (each a “Dispute”), a Party will, before initiating any proceedings pursuant to subsection b) of this Section, notify the other Party in writing of such Dispute. If the Parties are unable to resolve the Dispute within [***] of receipt of the written notice by the other Party, such dispute will be referred to an executive officer of COMPANY and an executive officer of FRESENIUS, or their designees, who will meet in person at least once and use their good faith efforts to resolve the Dispute within [***] after such referral.

(b)	[***].

(c)	[***].

26.10
Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

26.11	[***].

26.12
Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof. The Appendices to this Agreement are incorporated herein by reference and will be deemed a part of this Agreement.

26.13	Singular Terms. Except as otherwise expressly stated or unless the context otherwise requires, all references to the singular will include the plural and vice-versa.

26.14
Additional Interpretations. Unless otherwise expressly provided herein or the context of this Agreement otherwise requires, the words "include", "includes" and "including" will be deemed to be followed by the phrase "but not limited to", "without limitation", or words of similar import.

26.15
Counterparts. This Agreement may be executed in one or more counterparts, all of which shall constitute one and the same agreement. The Agreement becomes valid only after the duly authorised representatives of both Parties have signed it.

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[Signature Page Follows]

IN WITNESS WHEREOF, the authorized representatives of the Parties have duly executed this Agreement as of the Effective Date.

SIGNED for and on behalf of	SIGNED for and on behalf of
Fresenius Kabi Austria GmbH	AMAG Pharmaceuticals, Inc.

/s/ Heinz Riesner	/s/ William K. Heiden
Signature	Signature

Name: Heinz Riesner	Name: William K. Heiden

Title: General Manager	Title: CEO

SIGNED for and on behalf of
Fresenius Kabi Austria GmbH

/s/ Tanja Greve
Signature

Name: Tanja Greve
Title: Executive Vice President/CFO/GMP

SIGNED for and on behalf of
Fresenius Kabi Austria GmbH

/s/ Stefan Czvitkovich
Signature

Name: Stefan Czvitkovich
Title: Director PP Sterile Pharmaceuticals